Exhibit 99.1
Cardlytics Announces First Quarter 2023 Financial Results
Atlanta, GA – May 4, 2023 – Cardlytics Inc. (NASDAQ: CDLX), a digital advertising platform, today announced financial results for the first quarter ended March 31, 2023. Supplemental information is available on the Investor Relations section of Cardlytics' website at http://ir.cardlytics.com/.
"We are excited to move past the determination of the First Anniversary Earnout Payment." said Karim Temsamani, Chief Executive Officer. "As I have said in prior quarters, our success hinges on our ability to execute with a disciplined approach. It also hinges on our teams being laser focused on supporting our product initiatives and the needs of our partners. We are not stopping in our journey to create the best possible version of Cardlytics."
"While the economy is still uncertain, I am confident there is tremendous opportunity in front of Cardlytics," said Andy Christiansen, Chief Financial Officer." There is more work to be done, but I know the current team is in control of the business and correctly prioritizing our strategic goals. Our renewed focus on product leadership and partnership is positioning Cardlytics for a bright future, and our cost-discipline and responsible investments will allow my successor to hit the ground running."
First Quarter 2023 Financial Results
•Revenue was $64.3 million, a decrease of (5)% year-over-year, compared to $67.9 million in the first quarter of 2022.
•Billings, a non-GAAP metric, was $95.6 million, a decrease of (3)% year-over-year, compared to $98.2 million in the first quarter of 2022.
•Gross profit was $24.5 million, a decrease of (7)% year-over-year, compared to $26.2 million in the first quarter of 2022.
•Adjusted contribution, a non-GAAP metric, was $30.9 million, a decrease of (6)% year-over-year, compared to $32.8 million in the first quarter of 2022.
•Net income attributable to common stockholders was $13.6 million, or $0.40 per diluted share, based on 36.7 million fully diluted weighted-average common shares, compared to a net income attributable to common stockholders of $33.0 million, or $0.91 per diluted share, based on 37.2 million fully diluted weighted-average common shares in the first quarter of 2022.
•Non-GAAP net loss was $(9.2) million, or $(0.25) per diluted share, based on 36.7 million fully diluted weighted-average common shares, compared to non-GAAP net loss of $(14.2) million, or $(0.38) per diluted share, based on 37.2 million fully diluted weighted-average common shares in the first quarter of 2022.
•Adjusted EBITDA, a non-GAAP metric, was a loss of $(6.1) million compared to a loss of $(10.5) million in the first quarter of 2022.
Key Metrics
•Cardlytics MAUs were 188.8 million, an increase of 6% year-over-year, compared to 178.5 million in the first quarter of 2022.
•Cardlytics ARPU was $0.34 and $0.36 in the first quarter of 2023 and 2022, respectively.
•Bridg ARR was $21.8 million in the first quarter of 2023.
Definitions of MAUs, ARPU and ARR are included below under the caption “Non-GAAP Measures and Other Performance Metrics."
Second Quarter 2023 Financial Expectations
Cardlytics anticipates billings, revenue, adjusted contribution and adjusted EBITDA to be in the following ranges (in millions):

Q2 2023 Guidance
Billings(1)	$98.0 - $109.0
Revenue	$65.0 - $74.0
Adjusted contribution(2)	$32.0 - 38.0
Adjusted EBITDA(2)	($10.0) - ($6.0)
(1)A reconciliation of billings to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."
(2)A reconciliation of adjusted contribution to GAAP gross profit and a reconciliation of adjusted EBITDA to net loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

Earnings Teleconference Information
Cardlytics will discuss its first quarter 2023 financial results during a teleconference today, May 4, 2023, at 5:00 PM ET / 2:00 PM PT. A live dial-in will be available after registering at http://ir.cardlytics.com/. Shortly after the conclusion of the call, a replay of this conference call will be available through 8:00 PM ET on May 11, 2023 on the Cardlytics Investor Relations website at http://ir.cardlytics.com/. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.
About Cardlytics
Cardlytics (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their banking rewards programs that promote customer loyalty and deepen banking relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in Menlo Park, New York, Los Angeles, and London. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our financial guidance for the second quarter of 2023, future growth and achievement of long-range goals. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to unfavorable conditions in the global economy and the industries that we serve; risks related to the fact that our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to the integration of Dosh, Bridg and Entertainment with our company; potential payments under the Merger Agreement with Bridg; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America"), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on May 4, 2023 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: billings, adjusted contribution, adjusted EBITDA, non-GAAP net loss and non-GAAP net loss per share as well as certain other performance metrics, such as monthly active users (“MAUs”), average revenue per user (“ARPU”) and annualized recurring revenue ("ARR").
A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented billings, adjusted contribution, adjusted EBITDA, non-GAAP net loss and non-GAAP net loss per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to customers and marketers for advertising campaigns in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue. We define adjusted contribution as a measure by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing spend on our platforms generates incremental amounts to support our sales and marketing, research and development, delivery costs, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, delivery costs, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. We define adjusted EBITDA as our net income before income taxes; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); acquisition and integration cost (benefit); and change in fair value of contingent consideration. We define non-GAAP net loss as our net income before stock-based compensation expense; foreign currency (gain) loss; acquisition and integration cost (benefit); amortization of acquired intangibles; and change in fair value of contingent consideration. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain partners are not added back to net income in order to calculate adjusted EBITDA, adjusted contribution and non-GAAP net loss. We define non-GAAP net loss per share as non-GAAP net loss divided by weighted-average common shares outstanding, diluted.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance.
We define MAUs as targetable customers or accounts that have logged in and visited online or mobile applications containing offers, opened an email containing an offer, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. We define ARPU as the total revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period. We define ARR as the annualized GAAP revenue of the final month in the period presented for the Bridg platform. ARR should not be considered in isolation from, or as an alternative to, revenue prepared in accordance with GAAP. We believe that ARR is an indicator of the Bridg platform’s ability to generate future revenue from existing clients.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands, except par value amounts)

	March 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$139,194	$121,905
Restricted cash	82	80
Accounts receivable and contract assets, net	93,707	115,609
Other receivables	5,143	4,470
Prepaid expenses and other assets	8,261	7,978
Total current assets	246,387	250,042
Long-term assets:
Property and equipment, net	4,755	5,916
Right-of-use assets under operating leases, net	7,295	6,571
Intangible assets, net	50,006	53,475
Goodwill	352,721	352,721
Capitalized software development costs, net	20,811	19,925
Other long-term assets, net	2,621	2,586
Total assets	$684,596	$691,236
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$2,073	$3,765
Accrued liabilities:
Accrued compensation	7,457	10,486
Accrued expenses	21,990	21,335
Partner Share liability	38,950	48,593
Consumer Incentive liability	43,354	53,983
Deferred revenue	2,769	1,751
Current operating lease liabilities	4,713	4,910
Current contingent consideration	69,537	104,121
Total current liabilities	190,843	248,944
Long-term liabilities:
Convertible senior notes, net	226,407	226,047
Deferred liabilities	93	334
Long-term operating lease liabilities	4,933	4,306
Long-term debt	30,000	—
Total liabilities	452,276	479,631
Stockholders’ equity:
Common stock, $0.0001 par value—100,000 shares authorized and 33,671 and 33,477 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively.	9	9
Additional paid-in capital	1,190,949	1,182,568
Accumulated other comprehensive income	4,324	5,598
Accumulated deficit	(962,962)	(976,570)
Total stockholders’ equity	232,320	211,605
Total liabilities and stockholders’ equity	$684,596	$691,236

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended March 31,
	2023	2022
Revenue	$64,331	$67,928
Costs and expenses:
Partner Share and other third-party costs	33,384	35,153
Delivery costs	6,424	6,533
Sales and marketing expense	13,948	17,648
Research and development expense	11,564	12,291
General and administration expense	13,070	20,425
Acquisition and integration cost (benefit)	1,723	(4,599)
Change in fair value of contingent consideration	(34,584)	(65,050)
Depreciation and amortization expense	6,575	9,871
Total costs and expenses	52,104	32,272
Operating income (loss)	12,227	35,656
Other expense (income):
Interest expense, net	(8)	(947)
Foreign currency gain (loss)	1,389	(1,671)
Total other expense (income)	1,381	(2,618)
Income before income taxes	13,608	33,038
Income tax benefit	—	—
Net income	13,608	33,038
Net income attributable to common stockholders	$13,608	$33,038
Net income per share attributable to common stockholders, basic	$0.41	$0.98
Net income per share attributable to common stockholders, diluted	$0.40	$0.91
Weighted-average common shares outstanding, basic	33,595	33,741
Weighted-average common shares outstanding, diluted	36,727	37,185

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2023	2022
Delivery costs	$568	$582
Sales and marketing	3,053	3,704
Research and development	4,085	3,204
General and administration	262	6,095
Total stock-based compensation	$7,968	$13,585

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2023	2022
Operating activities
Net income	$13,608	$33,038
Adjustments to reconcile net income to net cash used in operating activities:
Credit (gain) loss expense	(246)	346
Depreciation and amortization	6,575	9,871
Amortization of financing costs charged to interest expense	407	402
Amortization of right-of-use assets	1,235	1,516
Stock-based compensation expense	7,968	13,585
Change in fair value of contingent consideration	(34,584)	(65,050)
Other non-cash (income) expense, net	(905)	1,574
Change in operating assets and liabilities:
Accounts receivable	21,405	15,279
Prepaid expenses and other assets	(369)	(725)
Accounts payable	(1,691)	(855)
Other accrued expenses	(3,136)	(11,569)
Partner Share liability	(9,701)	(9,600)
Consumer Incentive liability	(10,630)	(7,503)
Net cash used in operating activities	(10,064)	(19,691)
Investing activities
Acquisition of property and equipment	(360)	(397)
Acquisition of patents	—	(49)
Capitalized software development costs	(2,442)	(2,314)
Business acquisitions, net of cash acquired	—	(2,274)
Net cash used in investing activities	(2,802)	(5,034)
Financing activities
Proceeds from issuance of debt	30,000	—
Principal payments of debt	(4)	(13)
Proceeds from issuance of common stock	—	195
Deferred debt costs	(15)	—
Net cash provided for by financing activities	29,981	182
Effect of exchange rates on cash, cash equivalents and restricted cash	176	(634)
Net increase (decrease) in cash, cash equivalents and restricted cash	17,291	(25,177)
Cash, cash equivalents, and restricted cash — Beginning of period	121,985	233,562
Cash, cash equivalents, and restricted cash — End of period	$139,276	$208,385

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended March 31,		Change
	2023	2022	$	%
Billings(1)	$95,626	$98,225	$(2,599)	(3)%
Consumer Incentives	31,295	30,297	998	3
Revenue	64,331	67,928	(3,597)	(5)
Partner Share and other third-party costs(1)	33,384	35,153	(1,769)	(5)
Adjusted contribution(1)	30,947	32,775	(1,828)	(6)
Delivery costs	6,424	6,533	(109)	(2)
Gross profit	$24,523	$26,242	$(1,719)	(7)%
Net income	$13,608	$33,038	$(19,430)	59%
Adjusted EBITDA(1)	$(6,091)	$(10,537)	$4,446	42%
(1)Billings, adjusted contribution and adjusted EBITDA are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings," "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net Income to Adjusted EBITDA."

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31, 2023			Three Months Ended March 31, 2022
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$59,030	$5,301	$64,331	$63,983	$3,945	$67,928
Plus:
Consumer Incentives	31,295	—	31,295	30,297	—	30,297
Billings	$90,325	$5,301	$95,626	$94,280	$3,945	$98,225

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31, 2023			Three Months Ended March 31, 2022
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$59,030	$5,301	$64,331	$63,983	$3,945	$67,928
Minus:
Partner Share and other third-party costs	33,175	209	33,384	35,027	126	35,153
Delivery costs(1)	4,693	1,731	6,424	4,907	1,626	6,533
Gross profit	21,162	3,361	24,523	24,049	2,193	26,242
Plus:
Delivery costs(1)	4,693	1,731	6,424	4,907	1,626	6,533
Adjusted contribution	$25,855	$5,092	$30,947	$28,956	$3,819	$32,775
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $0.6 million and $0.6 million for the three months ended March 31, 2023 and 2022, respectively.

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2023	2022
Net income	$13,608	$33,038
Plus:
Income tax benefit	—	—
Interest expense, net	8	947
Depreciation and amortization	6,575	9,871
Stock-based compensation expense	7,968	13,585
Foreign currency (gain) loss	(1,389)	1,671
Acquisition and integration cost (benefit)	1,723	(4,599)
Change in fair value of contingent consideration	(34,584)	(65,050)
Adjusted EBITDA	$(6,091)	$(10,537)

CARDLYTICS, INC.
RECONCILIATION OF ADJUSTED CONTRIBUTION TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31, 2023			Three Months Ended March 31, 2022
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Adjusted Contribution	$25,855	$5,092	$30,947	$28,956	$3,819	$32,775
Minus:
Delivery costs	4,693	1,731	6,424	4,907	1,626	6,533
Sales and marketing expense	11,547	2,401	13,948	16,384	1,264	17,648
Research and development expense	10,327	1,237	11,564	11,313	978	12,291
General and administration expense	13,330	(260)	13,070	19,391	1,034	20,425
Stock-based compensation expense	(8,103)	135	(7,968)	(12,382)	(1,203)	(13,585)
Adjusted EBITDA	$(5,939)	$(152)	$(6,091)	$(10,657)	$120	$(10,537)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET LOSS
AND NON-GAAP NET LOSS PER SHARE (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended March 31,
	2023	2022
Net income	$13,608	$33,038
Plus:
Stock-based compensation expense	7,968	13,585
Foreign currency (gain) loss	(1,389)	1,671
Acquisition and integration cost (benefit)	1,723	(4,599)
Amortization of acquired intangibles	3,458	7,145
Change in fair value of contingent consideration	(34,584)	(65,050)
Non-GAAP net loss	$(9,216)	$(14,210)
Weighted-average number of shares of common stock used in computing non-GAAP net loss per share:
Non-GAAP weighted-average common shares outstanding, diluted	36,727	37,185
Non-GAAP net loss per share attributable to common stockholders, diluted	$(0.25)	$(0.38)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

Revenue	$65.0 - $74.0
Plus:
Consumer Incentives	$33.0 - $35.0
Billings	$98.0 - $109.0

Contacts:

Public Relations:
Robert Robinson
pr@cardlytics.com

Investor Relations:
Robert Robinson
ir@cardlytics.com